UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): July 27, 2005
                                                 -------------------------------


                               YDI WIRELESS, INC.
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             (Exact name of registrant as specified in its charter)


            Delaware                    000-29053                 04-2751645
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(State or other jurisdiction of  (Commission file number)       (IRS employer
         incorporation)                                      identification no.)


   8000 Lee Highway, Falls Church, VA                           22042
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(Address of principal executive offices)                      (Zip code)


Registrant's telephone number, including area code:  (703) 205-0600
                                                     ---------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications purhsuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.
           ------------------------------------------

Employment Agreement with Kevin J. Duffy
----------------------------------------

      In connection with its acquisition of substantially all the assets of Proxim Corporation (see Item 2.01 below), Terabeam Wireless, the business name of YDI Wireless, Inc. ("Terabeam"), entered into an employment agreement, effective July 27, 2005, with Kevin J. Duffy for Mr. Duffy to be Terabeam's President and Chief Operating Officer reporting to Robert E. Fitzgerald, Terabeam's Chief Executive Officer. The key terms of the employment agreement with Mr. Duffy are the following:

      o Mr. Duffy's employment is "at will" and subject to termination at any time by either Terabeam or Mr. Duffy subject to the other terms of the agreement;

      o     Mr. Duffy's base salary is $295,000 per year;

      o Mr. Duffy is eligible for an annual bonus pursuant to an incentive plan to be established by Terabeam's board of directors with a target annual bonus opportunity of at least 100% of Mr. Duffy's base salary;

      o Mr. Duffy is also eligible for a quarterly bonus of $25,000 upon achievement of quarterly revenue objectives determined by Terabeam's board of directors from time to time;

      o Mr. Duffy would be entitled to severance benefits if Terabeam terminates his employment without cause (as defined in the employment agreement) or if Mr. Duffy terminates his employment for good reason (as defined in the employment agreement). The severance benefits consist of (a) continued payment of base salary for the shorter of twelve months or the number of months Mr. Duffy was employed by Terabeam (the "Severance Period"), (b) a pro rated portion of his annual bonus (if the payment criteria are met), (c) acceleration of any of Mr. Duffy's stock options that would have otherwise vested during the Severance Period with those options remaining exercisable for the entire Severance Period, and (d) continued coverage during the Severance Period under Terabeam's medical insurance plans at the same cost to Mr. Duffy as prior to termination;

      o Mr. Duffy's severance benefits described above would be modified as described below if Terabeam terminates his employment without cause (as defined in the employment agreement) or if Mr. Duffy terminates his employment for good reason (as defined in the employment agreement) within thirteen months following a change of control of Terabeam subject to possible reduction for excise tax reasons: (a) Mr. Duffy's base salary amount described above would be paid in a lump sum shortly after termination, (b) Mr. Duffy's annual bonus amount would be paid in a lump sum shortly after termination without regard to meeting the payment criteria, (c) all of Mr. Duffy's unvested options would accelerate, and (d) Mr. Duffy would not receive the continued insurance coverage described above;

      o     Mr. Duffy agreed to keep Terabeam's information confidential; and

      o During his employment and for one year thereafter, Mr. Duffy agreed not to compete with Terabeam and to not solicit Terabeam's employees subject to the provisions of California law.

      The foregoing description of the employment agreement with Mr. Duffy does not purport to be complete and is qualified in its entirety by the terms and conditions of that employment agreement, a copy of which is filed as Exhibit
10.1 to this Form 8-K and is incorporated by reference.


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

Employment Agreement with David F. Olson
----------------------------------------

      In connection with its acquisition of substantially all the assets of Proxim Corporation (see Item 2.01 below), Terabeam Wireless, the business name of YDI Wireless, Inc. ("Terabeam"), entered into an employment agreement, effective July 27, 2005, with David F. Olson for Mr. Olson to be Terabeam's Senior Vice President Operations and Global Sales reporting to Kevin J. Duffy, Terabeam's President and Chief Operating Officer. The key terms of the employment agreement with Mr. Olson are the following:

      o Mr. Olson's employment is "at will" and subject to termination at any time by either Terabeam or Mr. Olson subject to the other terms of the agreement;

      o     Mr. Olson's base salary is $295,000 per year;

      o Mr. Olson is eligible for an annual bonus pursuant to an incentive plan to be established by Terabeam's board of directors with a target annual bonus opportunity of at least 75% of Mr. Olson's base salary including quarterly revenue based bonuses;

      o Mr. Olson would be entitled to severance benefits if Terabeam terminates his employment without cause (as defined in the employment agreement) or if Mr. Olson terminates his employment for good reason (as defined in the employment agreement). The severance benefits consist of (a) continued payment of base salary for the shorter of twelve months or the number of months Mr. Olson was employed by Terabeam (the "Severance Period"), (b) a pro rated portion of his annual bonus (if the payment criteria are met), (c) acceleration of any of Mr. Olson's stock options that would have otherwise vested during the Severance Period with those options remaining exercisable for the entire Severance Period, and (d) continued coverage during the Severance Period under Terabeam's medical insurance plans at the same cost to Mr. Olson as prior to termination;

      o Mr. Olson's severance benefits described above would be modified as described below if Terabeam terminates his employment without cause (as defined in the employment agreement) or if Mr. Olson terminates his employment for good reason (as defined in the employment agreement) within thirteen months following a change of control of Terabeam subject to possible reduction for excise tax reasons: (a) Mr. Olson's base salary amount described above would be paid in a lump sum shortly after termination, (b) Mr. Olson's annual bonus amount would be paid in a lump sum shortly after termination without regard to meeting the payment criteria, (c) all of Mr. Olson's unvested options would accelerate, and (d) Mr. Olson would not receive the continued insurance coverage described above;

      o     Mr. Olson agreed to keep Terabeam's information confidential; and

      o During his employment and for one year thereafter, Mr. Olson agreed not to compete with Terabeam and to not solicit Terabeam's employees subject to the provisions of California law.

      The foregoing description of the employment agreement with Mr. Olson does not purport to be complete and is qualified in its entirety by the terms and conditions of that employment agreement, a copy of which is filed as Exhibit
10.2 to this Form 8-K and is incorporated by reference.

New Lease for San Jose, California Premises
-------------------------------------------

      In connection with its acquisition of substantially all the assets of Proxim Corporation (see Item 2.01 below), Terabeam Wireless, the business name of YDI Wireless, Inc. ("Terabeam"), was assigned the lease previously between Proxim Corporation and CarrAmerica Realty Operating Partnership, L.P. (the "New Lease") for premises located at 2115 O'Nel Drive, San Jose, CA (the "New Premises"). The key terms of the New Lease are the following:


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

      o     The New Premises consist of approximately 75,000 square feet;

      o     The term of the lease is 3 years commencing June 15, 2005;

      o Base rent is $63,750 per month, increasing to $67,500 on July 1, 2006 and $71,250 on July 1, 2007. Terabeam must also pay operating expenses under the New Lease;

      o Terabeam has the right for a short period of time at the beginning of the New Lease term to reduce the size of the New Premises (the "Reduction Option") to approximately 50,000 square feet, with a pro rata reduction in rent; and

      o If Terabeam exercises the Reduction Option, CarrAmerica has certain rights to relocate Terabeam to a comparable building in the area at the same or lower rental rate.

Agreements with Agere
---------------------

      In connection with its acquisition of substantially all the assets of Proxim Corporation (see Item 2.01 below), Terabeam Wireless, the business name of YDI Wireless, Inc. ("Terabeam"), was assigned three agreements previously between Proxim Corporation and Agere Systems Inc. These agreements were originally entered into between Proxim and Agere on August 5, 2002 in connection with Proxim's acquisition of assets primarily relating to the 802.11 wireless local area network (LAN) equipment business of Agere, including its ORiNOCO product line. The three agreements are:

      o A three-year supply agreement pursuant to which Agere originally agreed to supply Proxim with chipsets, modules and cards at specified prices;

      o a perpetual license originally enabling Proxim to use Agere technology related to the wireless LAN equipment business; and

      o a 7-1/2 year patent cross-license agreement for Proxim's and Agere's respective patent portfolios.

      The foregoing description of the supply agreement, the intellectual property agreement, and the patent license agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the supply agreement, the intellectual property agreement, and the patent license agreement, a copy of each of which was filed as an exhibit to the Form 8-K filed by Proxim Corporation with the Securities and Exchange Commission on August 19, 2002, and which agreements are incorporated by reference.


Item 2.01  Completion of Acquisition or Disposition of Assets.
           --------------------------------------------------

Completion of Proxim Transaction
--------------------------------

      On July 27, 2005, Terabeam Wireless, the business name of YDI Wireless, Inc. ("Terabeam"), completed its purchase of substantially all of the assets of Proxim Corporation and its subsidiaries Proxim Wireless Networks, Inc. and Proxim International Holdings, Inc. (collectively, "Proxim" or the "Sellers") pursuant to an asset purchase agreement dated as of July 18, 2005. Under the terms of the asset purchase agreement, Terabeam acquired and assumed most of the domestic and foreign operations of Proxim for a cash purchase price of approximately $25,200,000, subject to certain adjustments, liability assumptions, and deductions. At the closing, Terabeam assumed specified obligations of Proxim, including specified employee-related obligations.

      The foregoing description of the asset purchase agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the asset purchase agreement, a copy of which was filed as Exhibit 2.1 to the Form 8-K filed by Terabeam with the Securities and Exchange Commission on July 22, 2005, and which is incorporated by reference. A copy of the press release issued by Terabeam on July 28, 2005 announcing completion of the transaction with Proxim is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an
           -------------------------------------------------------------------
           Off-Balance Sheet Arrangement of a Registrant.
           ---------------------------------------------

      See the description under Item 1.01 above relating to the lease for the San Jose, California premises that was assigned to Terabeam effective July 27, 2005.


Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           --------------------------------------------------------------------
           Appointment of Principal Officers.
           ---------------------------------

      As described in Item 1.01 above, effective July 27, 2005, Kevin J. Duffy, 43, became Terabeam's President and Chief Operating Officer. The terms of his employment agreement are described above under Item 1.01. There is no family relationship between Mr. Duffy and any of Terabeam's directors or other executive officers.


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

      Prior to joining Terabeam, Mr. Duffy held a variety of roles of increasing responsibility at Proxim Corporation beginning in May 2002. He was appointed Senior Vice President, Product Development of Proxim in September 2003. Mr. Duffy was then appointed Chief Operating Officer in April 2004, President in July 2004, and President and Chief Executive Officer in January 2005. Prior to Proxim, Mr. Duffy held a number of positions at SIEMENS Information & Communications Mobile, including vice president of Home Networking, from March 1996 to May 2002.

Item 9.01  Financial Statements and Exhibits.
           ---------------------------------

      (a)   Financial statements of businesses acquired.

      Terabeam intends to file an amendment to this Current Report on Form 8-K to provide the financial statements of Proxim required under this Item 9.01(a) within 71 calendar days of the date by which this Form 8-K is required to be filed.

      (b)   Pro forma financial information.

      Terabeam intends to file an amendment to this Current Report on Form 8-K to provide the pro forma financial statements required under this Item 9.01(b) within 71 calendar days of the date by which this Form 8-K is required to be filed.

      (c)   Exhibits

      See Exhibit Index.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     YDI WIRELESS, INC.

Dated: August 2, 2005                                By: /s/ David L. Renauld
                                                         --------------------
                                                         David L. Renauld
                                                         Vice President


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

                                  EXHIBIT INDEX

Number         Title
------         -----

2.1 Asset Purchase Agreement, dated as of July 18, 2005, by and among Terabeam Wireless (the business name of YDI Wireless, Inc.), Proxim Corporation, Proxim Wireless Networks, Inc., and Proxim International Holdings, Inc. (incorporated by reference to
               Exhibit 2.1 to the Form 8-K filed by the registrant with the SEC on July 22, 2005).

10.1 Employment Agreement, effective as of July 27, 2005, between Terabeam Wireless (the business name of YDI Wireless, Inc.) and Kevin J. Duffy.

10.2 Employment Agreement, effective as of July 27, 2005, between Terabeam Wireless (the business name of YDI Wireless, Inc.) and David F. Olson.

10.3 Intellectual Property Agreement, dated as of August 5, 2002, by and between Agere Systems, Inc. and Proxim Corporation (previously filed as an exhibit to the current report on Form 8-K filed with the SEC by Proxim Corporation on August 19, 2002).

10.4 Patent License Agreement, dated as of August 5, 2002, by and among Agere Systems Guardian Corporation, Agere Systems, Inc. and Proxim Corporation (previously filed as an exhibit to the current report on Form 8-K filed with the SEC by Proxim Corporation on August 19, 2002).

10.5 Supply Agreement, dated as of August 5, 2002, by and between Agere Systems, Inc. and Proxim Corporation (previously field as an exhibit to the current report on Form 8-K filed with the SEC by Proxim Corporation on August 19, 2002).

99.1           Press release dated July 28, 2005.



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